Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

as adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Theragenics Corporation®, (the “Company”) on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. MacLennan, Treasurer and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

By: /s/ James A. MacLennan

James A. MacLennan

Treasurer and Chief Financial Officer

March 15, 2005

A signed original of this written statement required by Section 906 has been provided to Theragenics Corporation® and will be retained by Theragenics Corporation® and furnished to the Securities and Exchange Commission or its staff upon request.